                                                                    Exhibit 23.7

                               ENGINEER'S CONSENT

          We consent to the reference to our appraisal report for Northstar Energy Corporation as of December 31, 1997, incorporated herein by reference.


                                        JOHN P. HUNTER & ASSOCIATES, LTD.

                                        /s/ John P. Hunter
                                        ----------------------------------------
                                            John P. Hunter


August 13, 1999